UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 26, 2003
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-HE2 Mortgage Pass-Through Certificates, Series 2003-HE2)
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            (Exact name of registrant as specified in its charter)


     Delaware                       333-104046-08                 13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Item 5 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on September 12, 2003, is hereby amended and restated in its entirety. Attached as Exhibit 4 is the revised Pooling and Servicing Agreement for Morgan Stanley ABS Capital I Inc. Trust 2003-HE2 Mortgage Pass-Through Certificates, Series 2003-HE2 (the "Certificates"). On August 26, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Wells Fargo Home Mortgage, Inc., as a servicer and a responsible party, Accredited Home Lenders, Inc., as a responsible party, Deutsche Bank National Trust Company, as trustee, of the Certificates, issued in eleven classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of August 26, 2003 of $315,166,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and The Williams Capital Group, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of August 21, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit4 Pooling and Servicing Agreement, dated as of August 1, 2003, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Wells Fargo Home Mortgage, Inc., as a servicer and a responsible party, Accredited Home Lenders, Inc., as a responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 26, 2003                 MORGAN STANLEY ABS CAPITAL I, INC.




                                          By:   /s/ Valerie H. Kay
                                             -----------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----
4                               Pooling and Servicing Agreement, dated as    6
                                of August 1, 2003, by and among the
                                Company, as depositor, Chase Manhattan
                                Mortgage Corporation, as a servicer,
                                Wells Fargo Home Mortgage, Inc., as a
                                servicer and a responsible party,
                                Accredited Home Lenders, Inc., as a
                                responsible party, and Deutsche Bank
                                National Trust Company, as trustee.